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                                                                    EXHIBIT 99.5

                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                     Page 1 of 2

In re:                                                       DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company
                                                                           Report Number:          27
Chapter 11                                                           For the Period FROM:    1/1/2004
Case No. LA 01-44828-SB (Administratively Consolidated with                           TO:   1/31/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

  1 Profit and Loss Statement (Accrual Basis Only)
    A.      Related to Business Operations
            Gross Sales                                                                     $       -
                                                                                            ---------
            Costs Related to Revenues (Film Cost Amortization)
                                                                                            ---------
                          Gross Profit                                                                                  -
                                                                                                                ---------
            Less:  Operating Expenses
            Officer Compensation                                                 20,181
                                                                              ---------
            Salaries and Wages - Other Employees                                 11,544
                                                                              ---------
                    Total Salaries and Wages                                                   31,725
                                                                                            ---------
                    Employee Benefits and Pensions                                              2,655
                                                                                            ---------
            Employer Payroll Taxes/Fees                                           4,349
                                                                              ---------
            Other Taxes                                                          18,400
                                                                              ---------
                    Total Taxes                                                                22,749
                                                                                            ---------
            Rent and Lease Expense (including parking)                              360
                                                                              ---------
            Distribution/Delivery Expenses                                           18
                                                                              ---------
            Interest Expense
                                                                              ---------
            Insurance
                                                                              ---------
            Automobile Expense/Mileage
                                                                              ---------
            Utilities (incl. Phone, phone equipment, internet)                      412
                                                                              ---------
            Depreciation and Amortization
                                                                              ---------
            Business Equipment Leases                                               260
                                                                              ---------
            Business Expense reimbursement                                          687
                                                                              ---------
            Storage Expense                                                       6,852
                                                                              ---------
            Supplies, Office Expenses, Photocopies, etc.
                                                                              ---------
            Bad Debts
                                                                              ---------
            Miscellaneous Operating Expenses                                        786
                                                                              ---------
                    Total Operating Expenses                                                   66,504
                                                                                            ---------
                          Net Gain/Loss from Business Operations                                                  (66,504)
                                                                                                                ---------
    B.      Not related to Business Operations
            Income
                    Interest Income
                                                                                            ---------
                    Other Non-Operating Revenues                                                    -
                                                                                            ---------
                    Gross Proceeds on Sale of Assets                                  -
                                                                           -------------
                    Less:  Original Cost of Assets plus expenses of sale              -
                                                                           -------------
                          Net Gain/Loss on Sale of Assets                                           -
                                                                                            ---------
                    Total Non-Operating Income                                                                          -
                                                                                                                ---------
            Expenses Not Related to Business Operations
                    Legal and Professional Service Fees                                       140,361
                                                                                            ---------
                    Other Non-Operating Expenses (Board/Trustee fees)                               -
                                                                                            ---------
                    Total Non-Operating Expenses                                                                  140,361
                                                                                                                ---------
    NET INCOME/(LOSS) FOR PERIOD                                                                                $(206,866)
                                                                                                                =========

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            DEBTOR IN POSSESSION OPERATING REPORT NO: 27             Page 2 of 2

2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                 Accounts          Accounts
                                 Payable         Receivable
                                 --------        ----------
Current Under 30 days                  -                 -
                                 --------        ----------
   Overdue 31-60 days                  -                 -
                                 --------        ----------
   Overdue 61-90 days                  -
                                 --------        ----------
  Overdue 91-120 days                  -
                                 --------        ----------
Overdue Over 121 days                  -
                                 --------        ----------
    Due in the Future               2,018         2,082,040
                                 --------        ----------
                TOTAL               2,018         2,082,040
                                 ========        ==========

3  Statement of Status of Payments to Secured Creditors and Lessors:

   No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4  Tax Liability

   No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

5 Insurance Coverage                             Carrier/        mount of         Policy             Premium Paid
                                                Agent Name       Coverage      Expiration Date       Through Date
                                                -----------     ------------------------------       ------------
  Worker's Compensation (RENEWED)                St. Paul       1,000,000         1/14/2005            1/14/2005
  Commercial Property (RENEWED)                  St. Paul       2,000,000         2/14/2004            2/14/2004
  Errors & Omissions - Library (RENEWED)         St. Paul       3,000,000         3/3/2004              3/3/2004

6  Questions:

   A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

      [ ] Yes            Explain:
      [x] No

   B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

      [ ] Yes            Explain:
      [x] No

7  Statement on Unpaid Professional Fees (Postpetition Amounts Only)

Total unpaid post-petition Professional Fees during the reporting period:   $157,113.40

8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

   None.

9  Quarterly Fees:

   Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                /s/ Alice Neuhauser
                                                -------------------------------
                                                Debtor in Possession